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                                                                EXHIBIT 99.1


[AIRNET LOGO]
                                                       FOR IMMEDIATE RELEASE


            AirNet Announces Fourth Quarter and 2002 Year End Results

Melbourne, FL, March 26, 2003 - AirNet Communications Corporation (NASDAQ: ANCC) today announced financial results for its fourth quarter and year ended
December 31, 2002.

The Company reported net revenue of $2.0 million in the fourth quarter, compared to $4.1 million in the fourth quarter of 2001. The Company reported an operating loss for the fourth quarter of $3.6 million, compared to a loss of $7.4 million in the fourth quarter of 2001. The net loss for the fourth quarter was $4.7 million, or $0.20 per basic and diluted share, compared to a net loss of $7.2 million or $0.30 per basic and diluted share in the fourth quarter of 2001.

The Company reported net revenue of $23.0 million for the year 2002 compared with $14.5 million a year earlier and an operating loss for 2002 of $15.5 million, compared to a loss of $60.1 million in 2001. The Company also reported a net loss of $18.8 million, or $0.79 loss per basic and diluted share in 2002, compared with net loss of $60.1 million, or $2.53 per basic and diluted share, in 2001. Annual cash flow excluding financing activities was ($1.2M) for 2002 vs. ($51.3M) in 2001 representing a 98% year over year improvement.

Per share amounts for both the year end and fourth quarter results were based on
23.8 million weighted average shares for the year 2002 and excludes shares issuable upon the conversion of the Series B convertible preferred stock and other convertible securities.

The 4th quarter decline in revenue was primarily attributable to continued uncertainty over the long term financial viability of the Company. The improvement in annual cash flow, operating loss and EPS in 2002 was primarily due to reduced operating expenses, improved sales volume and improved margins.

"In a difficult economic environment for wireless network equipment manufacturers, AirNet continued to execute on the fundamentals," said Glenn Ehley, president and chief executive officer of AirNet. "We were able to dramatically improve cash flow by collecting our accounts



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receivable, turning inventory into cash, improving margins and reducing operating expenses. Simultaneously, the Company pushed forward with the development of its AdaptaCell(R) SuperCapacityTM base station utilizing adaptive array technology and its cost-reduced next generation base station platform. Our goal in the short term is to finalize our pending corporate financing, and continue our focus on surviving the "perfect storm" and positioning ourselves for growth when the market returns."

Major events in the fourth quarter and for the year-end include:

o In December, AirNet launched the second phase of its field trial demonstrating the AdaptaCell SuperCapacity base station which incorporates adaptive array processing. This effort culminated in receipt of a field trial agreement with a large GSM operator.
o Worked with our strategic partner TECORE, we assisted Amerilink and Westlink, two of our largest customers in North America to implement nationwide roaming with T-Mobile. T-Mobile's subscribers are now free to roam on Amerilink and Westlink networks as well.
o Operating expenses for the fourth quarter were $3.5M, which was a 50% reduction from the fourth quarter of 2001 and a 35% reduction from Q3, 2002.
o Reduced the quarterly cash expenditure rate in the fourth quarter by $6.0M, which was an 84% reduction from the fourth quarter of 2001. Annual cash flow excluding financing activities was ($1.2M) for 2002 vs. ($51.3M) in 2001 a 98% year over year improvement.
o    Revenue grew to $23.0M in 2002, up $8.5M or 58% from $14.5M in 2001.

Conference Call
---------------

AirNet's management will host a conference call at 5:30 p.m. ET today to discuss the results and provide an outlook for the first quarter. Those interested in listening to the conference call should dial (785) 832-1077, Conference ID:
AIRNET. For those who cannot participate in the live conference call, a replay will be available beginning at 8 p.m. ET on Wednesday, March 26, 2003, until midnight ET on April 2, 2003. The replay number for the conference call is (402) 530-9025.

About AirNet
------------

AirNet Communications Corporation is a leader in wireless base stations and other telecommunications equipment that allow service operators to cost-effectively and simultaneously offer high-speed wireless Internet and voice services to mobile subscribers. AirNet's patented broadband, software-defined AdaptaCell(TM) base station solution provides a high-capacity base station with a software upgrade path to the wireless Internet. The Company's AirSite(R) Backhaul Free(TM) base station carries wireless voice and data signals back to the wireline network, eliminating the need for a physical backhaul link, thus reducing operating


                                      - 2 -

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costs. AirNet has 69 patents issued or filed and has received the coveted World
Award for Best Technical Innovation from the GSM Association, representing over 400 operators around the world. More information about AirNet may be obtained by calling 321.984.1990, or by visiting the AirNet Web site at www.airnetcom.com.
                                                            -----------------


For More Information:

AirNet Contact:
Stuart Dawley
Investor Relations Officer
+1 321-953-6783
sdawley@airnetcom.com
---------------------


Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The statements contained in this press release that are not historical information are forward-looking statements that relate to future events or our future financial performance, including statements regarding our expectations, beliefs, plans, estimates, intentions or strategies for the future. Forward looking statements include statements regarding the transition and evolution to high-speed data and wireless Internet services, future sales to customers and customer deployment plan, and our outlook for fiscal year 2003. All forward-looking statements included in this release are based upon information available to AirNet Communications Corporation as of the date hereof and we assume no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause our actual results to differ materially from those projected. Potential risks and uncertainties include, but are not limited to, risks or uncertainties that the company may be unable to finalize a definitive investment agreement with TECORE or SCP; that our stockholders may not approve of any contemplated future transaction; that our bridge lenders may foreclose on all assets of the company (including all intellectual property rights) in the event of a default under the security agreement associated with the previously announced interim financing; that the company may not consummate currently contemplated investment option prior to maturity of the debt resulting in a default; that the company may not be able to retain key employees; that the company may not be able to continue to operate as a going concern prior to the execution of a definitive investment agreement or consummation of a transaction. These and other risks are discussed in Company filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001, and the Annual Report on Form 10-K for the year ended December 31, 2002, which will be filed on or around March 31, 2003.

AirNet(R) and AirSite(R) are registered trademarks with the U.S. Patent and Trademark Office. The stylized AirNet mark, AdaptaCell(TM), Super Capacity(TM), Backhaul Free(TM), and We're Ready for Anything(TM) are trademarks of AirNet Communications Corporation. Other names are registered trademarks or trademarks of their respective companies or organizations.

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                              FINANCIAL STATEMENTS
      (All numbers in $000's except per share data and shares outstanding)
                (All financial information included is unaudited)
                             STATEMENT OF OPERATIONS



                                                      For the three months ended              For the year ended
                                                             December 31,                        December 31,
                                                           2002            2001                2002            2001
                                                    --------------- ----------------    --------------- ----------------
NET REVENUES                                               2,001           4,137               23,026          14,544
COST OF REVENUES                                           1,975           2,995               17,415          16,717
WRITE-DOWN OF EXCESS AND OBSOLETE INVENTORY                  145           1,506                  145           8,759
                                                     --------------- ----------------    --------------- ----------------
    Gross profit                                            (119)           (364)               5,466         (10,932)
OPERATING EXPENSES:
   Research and development                                2,856           2,804               12,544          25,563
   Sales and marketing                                     1,079           1,394                5,432          11,936
   General and administrative                               (461)          2,807                3,039          11,645
                                                     --------------- ----------------    --------------- ----------------
         Total costs and expenses                          3,474           7,005               21,015          49,144
                                                     --------------- ----------------    --------------- ----------------
LOSS FROM OPERATIONS                                      (3,593)         (7,369)             (15,549)        (60,076)
                                                     --------------- ----------------    --------------- ----------------
OTHER INCOME (EXPENSE)
TOTAL OTHER INCOME (EXPENSE)                                  44            (254)                 397             542
                                                     --------------- ----------------    --------------- ----------------
NET LOSS BEFORE EXTRAORDINARY ITEMS                       (3,549)         (7,623)             (15,152)        (59,534)
EXTRAORDINARY GAIN ON VENDOR SETTLEMENTS                       -           1,461                  704           1,922
                                                     --------------- ----------------    --------------- ----------------
NET LOSS                                                  (3,549)         (6,162)             (14,448)        (57,612)
ACCRETION OF DISCOUNT - REDEEMABLE PREFERRED STOCK          (542)           (430)              (1,992)         (1,036)
PREFERRED DIVIDENDS                                         (600)           (600)              (2,400)         (1,500)
                                                     --------------- ----------------    --------------- ----------------
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS         $    (4,691)    $    (7,192)        $    (18,840)   $    (60,148)
                                                     =============== ================    =============== ================
NET LOSS PER SHARE ATTRIBUTABLE TO
COMMON SHAREHOLDERS- BASIC                           $     (0.20)    $     (0.30)        $      (0.79)   $      (2.53)
                                                     =============== ================    =============== ================
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC           23,848,249      23,787,414           23,822,913      23,783,637
                                                     =============== ================    =============== ================



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

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                                CASH FLOW SUMMARY

                                                       For the three months ended           For the year ended
                                                              December 31,                     December 31,
                                                             2002           2001             2002            2001
                                                      ------------------------------  -------------------------------

CASH USED IN OPERATING ACTIVITIES                           (952)         (7,772)          (1,137)          (48,177)
CASH PROVIDED (USED) BY INVESTING ACTIVITIES                 (81)            777              (38)           (3,149)
CASH PROVIDED (USED) BY FINANCING ACTIVITIES                (104)           (140)            (321)           27,160
                                                      ------------------------------  -------------------------------
NET CHANGE IN CASH                                        (1,137)         (7,135)          (1,496)          (24,166)
                                                      ==============================  ===============================

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                             CONDENSED BALANCE SHEET

                                                                               As of December 31,
                                                                              2002          2001
                                                                           ----------------------------
ASSETS

       Cash and cash equivalents                                           $  3,205      $  4,702
       Accounts receivable - net                                                569         5,796
       Inventories                                                           14,459        21,871
       Notes receivable                                                         923           775
       Other current assets                                                   1,063         1,880
                                                                           ----------------------------
      TOTAL CURRENT ASSETS                                                 $ 20,219      $ 35,024

      PROPERTY AND EQUIPMENT, NET                                             8,160        11,498

      OTHER LONG-TERM ASSETS                                                  2,451         3,353
                                                                           ----------------------------
      TOTAL ASSETS                                                         $ 30,830      $ 49,875
                                                                           ============================

LIABILITIES AND STOCKHOLDERS' EQUITY

       Accounts payable                                                    $  2,801      $  5,224
       Accrued expenses                                                       3,597         2,817
       Current portion of capital lease obligations                              53           367
       Customer deposits                                                        102           547
       Deferred revenues                                                      1,403         2,638
                                                                           ----------------------------
      TOTAL CURRENT LIABILITIES                                               7,956        11,593

      TOTAL LONG-TERM LIABILITIES                                             4,737         3,570

      Redeemable convertible preferred stock (liquidation value of
      $60,000,000 plus accrued dividends)                                         -        16,344

      TOTAL STOCKHOLDERS' EQUITY                                             18,137        18,368
                                                                           ----------------------------

      TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                             $ 30,830      $ 49,875
                                                                           ============================


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